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                              [COMPANY LETTERHEAD]

PRESS RELEASE
                                                                        CONTACT:

                                           MEDIA:  Lillian Kilroy (410) 277-2833
                          INVESTMENT COMMUNITY: Josie Porterfield (410) 277-2889


                   PROVIDENT BANKSHARES CORPORATION ANNOUNCES
                   -------------------------------------------
               NET INCOME OF $14.2 MILLION FOR FOURTH QUARTER 2003
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                      2003 EARNINGS PER SHARE GROWTH OF 9%

BALTIMORE: (January 21, 2004) - Provident Bankshares Corporation (NASDAQ:PBKS), the parent company of Provident Bank, today reported $14.2 million in net income, or $0.56 per diluted share, for the fourth quarter of 2003. Full year 2003 net income was $51.5 million, or $2.05 per diluted share. Earnings per share increased 9% for the year.

Growth in core loans and deposits, and strong asset quality, drove Provident's solid performance for the quarter and for the year. Average core consumer and commercial loan balances and consumer and commercial demand deposit balances all showed double-digit growth. These solid results were driven by the Company's continued successful execution of its key strategies to grow its regional banking business while furthering its expansion into the vibrant Virginia and metropolitan Washington markets.

FOURTH QUARTER FINANCIAL HIGHLIGHTS

o Net income was $14.2 million, up 7% from the fourth quarter 2002
o Diluted earnings per share were $0.56, a 6% increase over the 2002 quarter
o Return on average assets was 1.10%
o Return on average common equity was 17.50%
o Average core loans increased $268 million, or 15%, from the fourth quarter of 2002, while average non-core loans decreased 15%, or $126 million
o Average core deposits increased $85 million from the 2002 fourth quarter, and average non-core deposits decreased $201 million
o Non-interest income (excluding net gains and losses) grew $1.4 million, or 6%, from the fourth quarter 2002
o The efficiency ratio was 63.27%, down from 68.40% in the fourth quarter 2002
o Net charge-offs were $1.4 million, a decline of 45% from the fourth quarter
  2002
o Capital ratios remained strong, with a leverage ratio of 8.44% and total risk-based capital of 15.32%

FOURTH QUARTER RESULTS

Provident Bankshares reported net income for the quarter ended December 31, 2003 of $14.2 million, or $0.56 per diluted share. This compares to net income of $13.3 million, or $0.53 per diluted share for the fourth quarter 2002. Pre-tax earnings were $21.5 million, a 12% increase over the fourth quarter 2002. Return on average assets was 1.10%, and return on average

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common equity was 17.50%. The net interest margin was 3.21%, up from 3.04% in the fourth quarter 2002.

The Company's continued successful execution of its strategy to grow core loans and deposits was evident, as average core loans increased $268 million, or 15%, and average core deposits increased $85 million, or 3%, over the fourth quarter 2002. The increase in core deposits was led by a 15% increase in average demand deposit account balances for the same period. Core loans include all loans except purchased loans, participations outside the Bank's defined market area, and Provident-originated loans from discontinued product lines. Provident's core deposits include all deposits except brokered deposits.

Average total loans increased 5% to $2.7 billion, and average total deposits decreased 4% to $3.1 billion, compared to the fourth quarter 2002. Average non-core loans decreased $126 million, or 15%, and average non-core deposits decreased $201 million, or 46%, from the fourth quarter 2002.

Provident continued to post solid fee income growth. Non-interest income, excluding net gains, was $24.3 million, a 6% increase over the fourth quarter 2002. Total deposit service fees increased 6% over the fourth quarter 2002 and were driven by the growth in commercial and consumer deposit accounts. As a result of the new debit card interchange structure, Mastermoney debit card revenues decreased in line with expectations, but were replaced by income from other sources.

Asset quality continued to be strong. Total non-performing loans at December 31, 2003 were $22.3 million, an increase of $1.2 million from December 31, 2002. Net charge-offs declined 45%, from $2.6 million to $1.4 million, and the allowance for loan losses to total loans was 1.28% at December 31, 2003. Eighty-six percent of the non-performing loans are secured by residential real estate.

Capital ratios remained sound. During the quarter, the Company issued $71 million of floating rate Trust Preferred securities in contemplation of its settlement of the pending Southern Financial merger. As a result, the leverage ratio increased to 8.44%, compared to 7.47% in the fourth quarter of 2002. Total risk-based capital increased to 15.32% from 12.70% at fourth quarter end 2002.

SOUTHERN FINANCIAL BANCORP MERGER

On November 3, Provident Bankshares Corporation and Southern Financial Bancorp, Inc. announced a strategic merger which will strengthen Provident's commercial banking market position in Virginia and metropolitan Washington, and expand the Company's presence into central and eastern Virginia. Transition and integration activities are in process and on schedule, as are the necessary SEC and regulatory filings and notices. The transaction is expected to close in the second calendar quarter of 2004.

DIVIDEND DECLARED

Provident Bankshares announced today that its Board of Directors has declared a quarterly cash dividend of $0.245 per share. This is the forty-first consecutive quarterly dividend increase. The quarterly cash dividend will be paid on February 13, 2004 to stockholders of record at the close of business on February 2, 2004.


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MANAGEMENT COMMENT

Commenting on the Company's fourth quarter performance, Chairman and CEO Gary N. Geisel said, "I am very pleased with the steady growth and contribution of our core banking businesses. Consistent double-digit increases in core loans, combined with our focus on low cost deposits, continued to yield positive results. We are experiencing revenue growth in commercial and consumer business lines across both the Maryland and Virginia markets, and at the same time we continue to maintain strong credit quality. The result of the consistent execution of our key strategies is seen in the steady improvement in all of our financial fundamentals - return on assets, return on equity, net interest margin and efficiency ratio."

2003 FULL YEAR RESULTS

For the full year ended December 31, 2003, net income totaled $51.5 million, an increase of 7% over the 2002 year. Diluted earnings per share were $2.05, a 9% increase over the prior year. Return on average assets was 1.03%, up from 1.00% posted in 2002, and return on average common equity was 16.47% versus 16.22% in 2002. Net interest margin was 3.21%, up from 3.14% last year.

CONTINUED EXECUTION OF KEY BUSINESS STRATEGIES

Provident's successful execution of its key business strategies continued to drive results for the year:

o BROADEN PRESENCE AND CUSTOMER BASE IN VIRGINIA AND METROPOLITAN WASHINGTON AND EXPAND BRANCH NETWORK IN VIBRANT MARKETS

     Provident continued to expand its presence and increase its customer base in the key Virginia and metropolitan Washington region. Average consumer demand deposit balances in the region increased 27% over 2002. Consumer deposit fee income in this market increased 22% over the prior year. Average commercial deposit balances in the Washington metropolitan area increased 46% for the period, led by a 60% increase in demand deposit balances. Average core commercial loan balances in the region increased 13% over 2002.

     The Company's northern Virginia branches continued their positive contribution. In 2003, 33% of all new consumer checking accounts came from this market, and more than 28% of all consumer checking accounts are located in these branches. Northern Virginia branches contributed 22% of all branch consumer loan originations in 2003.

     There are now 118 offices in the Provident banking network, with 51 in Virginia or metropolitan Washington. Of the seven branches scheduled to open in 2004, five are planned for this market. The merger with Southern Financial Bank will add 33 traditional branches in Virginia and the District of Columbia to our network.


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o    GROW COMMERCIAL BUSINESS IN MARYLAND AND VIRGINIA

     Commercial loans and deposits continued to increase at double-digit rates. Average core commercial deposits were up $102 million, or 28%, over 2002. This growth was driven by a 36% increase in average commercial demand deposit account balances for the year. Average core commercial loans increased $104 million, or 12%, since 2002, led by a 36% increase in average residential construction balances and a 24% increase in average commercial mortgage balances.

o    FOCUS RESOURCES ON GROWTH IN CORE BUSINESS LINES

     Overall, core loan and deposit growth continued to be strong. Average core loans now comprise 72% of total loans, up from 62% in 2002. Average core deposits represent 90% of total deposits, up from 82% in the previous year.

     Average core consumer loan balances increased $110 million, or 14%, from 2002. During the year, average marine loan balances increased 16%, and average home equity loan and line balances increased 15%. The non-core consumer loan portfolio declined $245 million, or 26%, from last year.

     Average core commercial loans increased 12%, or $104 million, from the prior year, and the average non-core national syndicated loan portfolio continued to decline, averaging $31 million for the year, down 47% from 2002. At the end of 2003, outstanding balances for non-core national syndicated loans were less than $23 million, or less than 1% of total loans.

     Average core deposits increased $133 million, or 5%, over 2002. Average certificate of deposit balances decreased $117 million, or 14%, while demand deposit balances increased $172 million, or 22%. Brokered deposits declined $259 million from the prior year, a 45% decline. This change in deposit mix continued to contribute positively to the net interest margin.

o    IMPROVE FINANCIAL FUNDAMENTALS

     The changing composition of the balance sheet and Provident's ongoing commitment to the achievement of the key strategies continued to drive improvement in the Company's financial fundamentals. Net interest margin for the year was 3.21% versus 3.14% in 2002, despite the continued low interest rate environment. Return on average assets was 1.03%, and return on average common equity was 16.47%.

     Non-interest income, excluding net gains, grew 7% from 2002, as Provident was able to overcome the impact of a $2.2 million reduction in Mastermoney interchange fees, a result of the new debit card interchange structure announced by Mastercard in August 2003. Asset quality continued to be strong, with non-performing loans of $22.3 million at the end of the year. Net charge-offs for 2003 were $7.6 million, representing 0.29% of total average loans. This compared to charge-offs in 2002 of $11 million, or 0.41% of average total loans. The allowance for loan losses as a percent of total loans was 1.28% at the end of the year.


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OUTLOOK FOR THE FUTURE

Commenting on the future for Provident Bankshares, Chairman and CEO Gary N. Geisel added, "We are extremely pleased with our performance in 2003. The successful execution of our key strategies continues to drive improvement in our financial fundamentals.

We are also very excited about our prospects for growth in 2004. Our pending merger with Southern Financial provides an excellent strategic fit. The merger clearly takes to a new level our emphasis on regional expansion, commercial business relationship development, and core loan and deposit growth.

The addition of Southern Financial is an important element of our expansion strategy. Bringing the Southern branches into our existing branch network provides a tremendous opportunity for us to capitalize on our strength in attracting consumer loan and low cost consumer deposit accounts.

In addition, Provident is well positioned to take advantage of the improving economy. We do not have a significant investment in the mortgage business, and will not be impacted by the waning mortgage market as many institutions will. At the same time, we are located in one of the most vibrant areas of the country, and have a strong commercial banking organization in place to serve the multitude of businesses in the region as they expand.

We remain committed to enhancing earnings growth, while at the same time emphasizing key metrics such as return on assets and equity, margin and efficiency. We are confident in Provident's ability to meet current analyst EPS consensus estimates of $2.22 for the full year 2004."

Provident Bankshares Corporation is the holding company for Provident Bank, the second largest independent commercial bank headquartered in Maryland. With $5.2 billion in assets, Provident serves individuals and businesses in the Baltimore-Washington corridor through a network of 118 banking offices in Maryland, Northern Virginia, and southern York County, PA. Provident Bank also offers related financial services through wholly owned subsidiaries. Securities brokerage, investment management and related insurance services are available through Provident Investment Company and leases through Court Square Leasing and Provident Lease Corp. Visit Provident on the web at www.provbank.com.
                                                    ----------------

SPECIAL NOTE: Provident Bankshares Corporation's fourth quarter earnings teleconference will be webcast at 10:00 a.m. (ET) on Thursday, January 22, 2004. The webcast can be accessed on the Provident website at www.provbank.com. The webcast will include discussions of the most recent quarter's results of operations and may include forward-looking information such as guidance on future results. A replay of the webcast will be available until January 31, 2004. An audio replay of the webcast will also be available until 11:59 p.m. January 28, 2004 at 1-800-428-6051, passcode ID 322604. Supplemental financial information will be posted on the Provident website today and can be accessed by selecting the link to Corporate Information and Investor Relations and then selecting the link to Financial Reports.


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Provident Bankshares Corporation and Southern Financial Bancorp, Inc. will be filing a joint proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC").

WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND
ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Investors will be able to obtain these documents free of charge at the SEC's web site (www.sec.gov). In addition, documents filed with the SEC by Provident
     ------------
Bankshares Corporation will be available free of charge from the Investor Relations Department at Provident Bankshares Corporation, 114 East Lexington Street, Baltimore, Maryland 21202. Documents filed with the SEC by Southern Financial Bancorp, Inc. will be available free of charge from the Investor Relations Department at Southern Financial Bancorp, Inc., 37 East Main Street, Warrenton, Virginia 20186.

The directors, executive officers, and certain other members of management of Provident Bankshares Corporation and Southern Financial Bancorp, Inc. may be soliciting proxies in favor of the merger from the companies' respective shareholders. For information about these directors, executive officers, and members of management, shareholders are asked to refer to the most recent proxy statements issued by the respective companies, which are available on their web sites and at the addresses provided in the preceding paragraph.

THIS PRESS RELEASE, AS WELL AS OTHER WRITTEN COMMUNICATIONS MADE FROM TIME TO TIME BY PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES (THE "COMPANY") (INCLUDING, WITHOUT LIMITATION, THE COMPANY'S 2002 ANNUAL REPORT TO STOCKHOLDERS) AND ORAL COMMUNICATIONS MADE FROM TIME TO TIME BY AUTHORIZED OFFICERS OF THE COMPANY, MAY CONTAIN STATEMENTS RELATING TO THE FUTURE RESULTS OF THE COMPANY (INCLUDING CERTAIN PROJECTIONS AND BUSINESS TRENDS) THAT ARE CONSIDERED "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. SUCH FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF SUCH WORDS AS "BELIEVE," "EXPECT," "ANTICIPATE," "SHOULD," "PLANNED," "ESTIMATED," "INTEND", "PROJECT" AND "POTENTIAL." EXAMPLES OF FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, POSSIBLE OR ASSUMED ESTIMATES WITH RESPECT TO THE FINANCIAL CONDITION, EXPECTED OR ANTICIPATED REVENUE, AND RESULTS OF OPERATIONS AND BUSINESS OF THE COMPANY, INCLUDING WITH RESPECT TO EARNINGS GROWTH (ON BOTH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA (GAAP) AND CASH BASIS); REVENUE GROWTH IN CONSUMER BANKING, LENDING AND OTHER AREAS; ORIGINATION VOLUME IN THE COMPANY'S CONSUMER, COMMERCIAL AND OTHER LENDING BUSINESSES; ASSET QUALITY AND LEVELS OF NON-PERFORMING ASSETS; CURRENT AND FUTURE CAPITAL MANAGEMENT PROGRAMS; NON-INTEREST INCOME LEVELS, INCLUDING FEES FROM SERVICES AND PRODUCT SALES; TANGIBLE CAPITAL GENERATION; MARKET SHARE; EXPENSE LEVELS; THE PROPOSED MERGER WITH SOUTHERN FINANCIAL BANCORP, INC.; AND OTHER BUSINESS OPERATIONS AND STRATEGIES. FOR THESE STATEMENTS, THE COMPANY CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION ACT OF 1995.

THE COMPANY CAUTIONS YOU THAT A NUMBER OF IMPORTANT FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CURRENTLY ANTICIPATED IN ANY FORWARD-LOOKING STATEMENT. SUCH FACTORS INCLUDE, BUT ARE NOT LIMITED TO:
PREVAILING ECONOMIC CONDITIONS; CHANGES IN INTEREST RATES, LOAN DEMAND, REAL ESTATE VALUES AND COMPETITION, WHICH CAN MATERIALLY AFFECT, AMONG OTHER THINGS, CONSUMER BANKING REVENUES, REVENUES FROM SALES ON NON-DEPOSIT INVESTMENT PRODUCTS, ORIGINATION LEVELS IN THE COMPANY'S LENDING BUSINESSES AND THE LEVEL OF DEFAULTS, LOSSES AND PREPAYMENTS ON LOANS MADE BY THE COMPANY, WHETHER HELD IN PORTFOLIO OR SOLD IN THE SECONDARY MARKETS; CHANGES IN ACCOUNTING PRINCIPLES, POLICIES, AND GUIDELINES; CHANGES IN ANY APPLICABLE LAW, RULE, REGULATION OR PRACTICE WITH RESPECT TO TAX OR LEGAL ISSUES; RISKS AND UNCERTAINTIES RELATED TO ACQUISITIONS AND RELATED INTEGRATION AND RESTRUCTURING ACTIVITIES; AND OTHER ECONOMIC, COMPETITIVE, GOVERNMENTAL, REGULATORY AND TECHNOLOGICAL FACTORS AFFECTING THE COMPANY'S OPERATIONS, PRICING, PRODUCTS AND SERVICES. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE THE ACTUAL RESULTS OF THE SOUTHERN FINANCIAL MERGER TO DIFFER MATERIALLY FROM THE EXPECTATIONS STATED IN THIS RELEASE, THE ASSOCIATED CONFERENCE CALL AND WEB CAST AND IN PRIOR STATEMENTS:
THE ABILITY OF THE COMPANIES TO OBTAIN THE REQUIRED SHAREHOLDER OR REGULATORY APPROVALS OF THE MERGER; THE ABILITY OF THE COMPANIES TO CONSUMMATE THE MERGER; THE ABILITY OF SOUTHERN FINANCIAL TO TIMELY COMPLETE ITS ACQUISITION OF ESSEX BANCORP, INC.; THE ABILITY TO SUCCESSFULLY INTEGRATE THE COMPANIES FOLLOWING THE MERGER; A MATERIALLY ADVERSE

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CHANGE IN THE FINANCIAL CONDITION OF EITHER COMPANY; THE ABILITY TO FULLY
REALIZE THE EXPECTED COST SAVINGS AND REVENUES; AND THE ABILITY TO REALIZE THE EXPECTED COST SAVINGS AND REVENUES ON A TIMELY BASIS. OTHER FACTORS THAT COULD CAUSE THE ACTUAL RESULTS OF THE MERGER TO DIFFER MATERIALLY FROM CURRENT EXPECTATIONS INCLUDE A CHANGE IN ECONOMIC CONDITIONS; CHANGES IN INTEREST RATES, DEPOSIT FLOWS, LOAN DEMAND, REAL ESTATE VALUES, AND COMPETITION; CHANGES IN ACCOUNTING PRINCIPLES, POLICIES, OR GUIDELINES; CHANGES IN LEGISLATION AND REGULATION; AND OTHER ECONOMIC, COMPETITIVE, GOVERNMENTAL, REGULATORY, GEOPOLITICAL, AND TECHNOLOGICAL FACTORS AFFECTING THE COMPANIES' OPERATIONS, PRICING, AND SERVICES. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD LOOKING STATEMENTS WHICH ARE MADE AS OF THE DATE OF THIS REPORT, AND, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW OR REGULATION, THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS.

IN THE EVENT THAT ANY NON-GAAP FINANCIAL INFORMATION IS DESCRIBED IN ANY WRITTEN COMMUNICATION, INCLUDING THIS PRESS RELEASE, OR IN OUR TELECONFERENCE, PLEASE REFER TO THE SUPPLEMENTAL FINANCIAL TABLES INCLUDED WITH THIS RELEASE AND ON OUR WEBSITE FOR THE GAAP RECONCILIATION OF THIS INFORMATION.